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                      PARTICIPATION AGREEMENT

                               AMONG

                       INVESTORS FUND SERIES
                 SCUDDER KEMPER INVESTMENTS, INC.
                     KEMPER DISTRIBUTORS, INC.

                               and

           THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


THIS AGREEMENT, made and entered into as of this 30th day of October,1998 by and among The Lincoln National Life Insurance Company (hereinafter, the "Company"), an Indiana insurance company, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as an "Account"), Investors Fund Series, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter, the "Fund"), Scudder Kemper Investments, Inc. (hereinafter the "Adviser"), a Delaware corporation, and Kemper Distributors, Inc. (hereinafter the "Underwriter"), a Delaware corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (hereinafter the "Variable Insurance Products") offered by insurance companies that have entered into participation agreements with the Fund (hereinafter "Participating Insurance Companies");

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission ("SEC") granting Participation Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (SEC Release No. IC-17164; File No. 812-7345; hereinafter the "Shared Funding Exemption Order");

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act");

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws;

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts supported wholly or partially by the Accounts (the "Contracts") under the 1933 Act, and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

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WHEREAS, each Account is duly established and maintained as a separate account established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invests assets attributable to the aforesaid Contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act;

WHEREAS, the Underwriter is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement ("Designated Portfolios"), on behalf of the Accounts to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund ("Unaffiliated Funds") on behalf of the Accounts to fund the Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Underwriter agree as follows:

                                ARTICLE I.
                           SALE OF FUND SHARES

1.1 The Underwriter agrees to sell to the Company those shares of the Designated Portfolios that the Accounts order, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Designated Portfolios.

1.2 The Fund agrees to make shares of each Designated Portfolio available for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Fund calculates such Designated Portfolio's net asset value pursuant to rules of the SEC, and the Fund shall use reasonable efforts to calculate such net asset value by 6:30 p.m. New York time on each day when the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund ("Board") may refuse to sell shares of any Designated Portfolio, or suspend or terminate the offering of shares of any Designated Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Designated Portfolios.

1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies or their separate accounts. No shares of any Designated Portfolios will be sold to the general public. The Fund and the Underwriter will not sell shares of any Designated Portfolio to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.4, 3.5 and 3.6 and
Article VII of this Agreement if in effect to govern such sales.

1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Designated Portfolios held by the Company, executing such requests on a daily basis at the net asset value

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next computed after receipt by the Fund or its designee of the request for redemption. The Fund will pay for net redemptions via federal funds wire transmitted by 2:00 p.m. New York time on the same day the Fund receives notice of redemption, except that the Fund reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with Section 22(e) of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Funds as described in the Fund's then current prospectus.

1.5 For purposes of Sections 1.1 and 1.4, the Company shall be the designee of the Fund for receipt of purchase and redemption orders from the Accounts and receipt by such designee shall constitute receipt by the Fund; provided that same Business Day, provided that the Company receives the order prior to the determination of net asset value as set forth in the Fund's then current prospectus and the Fund receives notice of such order by 10:00 a.m., New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading.

1.6 The Company agrees to purchase and redeem the shares of each Designated Portfolio offered by the Fund's then current prospectus in accordance with the provisions of such prospectus.

1.7 The Company shall pay for shares of a Designated Portfolio on the next Business Day after receipt of an order to purchase shares of such Designated Portfolio. Payment shall be in federal funds transmitted by wire by 2:00 p.m., New York time. If payment in federal funds for any purchase is not received or is received by the Fund after 2:00 p.m. New York time on such Business Day, the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. For purposes of Section 2.8 and 2.9 hereof, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the company and shall become the responsibility of the Fund. The Fund will confirm receipt of each trade and the confirmation of each trade received by the Company via fax or e-mail by 1:00 p.m. New York time.

1.8 Issuance and transfer of the shares of a Designated Portfolio will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares of a Designated Portfolio ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9 The Fund shall furnish same-day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on shares of the Designated Portfolios. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on shares of a Designated Portfolio in additional shares of that Designated Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions. The Fund shall use its best efforts to furnish advance notice of the day such dividends and distributions are expected to be paid.

1.10 The Fund shall make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practicable after the net asset value per share is calculated (normally by 6:30 p.m. New York time), and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time.

1.11 The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the shares of the Designated Portfolios (and other Portfolios of the Fund) may be sold to other

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insurance companies (subject to Section 1.3 and Article VII hereof) and the cash value of the Contracts may be invested in other investment companies.


                              ARTICLE II.
                    REPRESENTATIONS AND WARRANTIES


2.1 The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued, offered for sale and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account prior to the issuance or sale thereof as a separate account under the Indiana insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a separate account for the Contracts.

2.2 The Fund represents and warrants that shares of the Designated Portfolios sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares of the Designated Portfolios for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund after taking into consideration any state insurance law requirements that the Company advises the Fund may be applicable.

2.3 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it may make such payments in the future subject to applicable law.

2.4 The Fund makes no representation as to whether any aspect of its operation, including but not limited to, investments policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Fund represents that the investment policies, fees and expenses of the Designated Portfolios are and shall at all times remain in compliance with the applicable state insurance laws to the extent required to perform this Agreement. The Company will advise the Fund in writing as to any requirements of state insurance laws that affect the Designated Portfolios, and the Fund will be deemed to be in compliance with this Section 2.4 so long as the Fund complies with such advice of the Company.

2.5 The Fund represents that it is lawfully organized and validly existing as a business trust under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the shares of the Designated Portfolios in accordance with any applicable state and federal securities laws.

2.7 The Underwriter represents and warrants that it is and shall remain duly registered as an investment adviser under all applicable federal and state securities laws and that the Adviser shall perform

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its obligations for the Fund in compliance in all material respects with any applicable federal and state securities laws.

2.8 The Fund, the Adviser and the Underwriter represent and warrant that all their directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount no less than the minimum coverage required by Rule 17g-1 of the 1940 Act or such related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9 The Company represents and warrants that all its directors, officers, employees, investment advisers, and other individuals or entities employed or controlled by the Company dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $20 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees that this bond or another bond containing these provisions will always be in effect, and agrees to notify the Fund, the Adviser and the Underwriter in the event that such coverage no longer applies.

2.10 The Company represents and warrants that all shares of the Designated Portfolios purchased by the Company will be purchased on behalf of one or more unmanaged separate accounts that offer interests therein that are registered under the 1933 Act and upon which a registration fee has been or will be paid; and the Company acknowledges that the Fund intends to rely upon this representation and warranty for purposes of calculating SEC registration fees payable with respect to such shares of the Designated Portfolios pursuant to Instruction B.5 to Form 24F-2 or any similar form or SEC registration fee calculation procedure that allows the Fund to exclude shares so sold for purposes of calculating its SEC registration fee. The company agrees to cooperate with the Fund on no less that an annual basis to certify as to its continuing compliance with this representation and warranty.

                             ARTICLE III.
                 PROSPECTUSES, STATEMENTS OF ADDITIONAL
               INFORMATION, AND PROXY STATEMENTS; VOTING

3.1 The Fund shall provide the Company with as many copies of the Fund's current prospectus for the Designated Portfolios as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for a Designated Portfolio is amended to) to have the prospectus for the Contracts and the for the Designated Portfolios printed together in one document. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.2 The Fund's prospectus shall disclose that (a) the Fund is intended to be a funding vehicle for all types of variable annuity and variable life insurance contracts offered by Participating Insurance Companies, (b) material irreconcilable conflicts of interest may arise, and (c) the Fund's Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what actions, if any, should be taken in response to such conflicts. The Fund hereby notifies the Company that disclosure in the prospectus for the Contracts regarding the potential risks of mixed and shared funding may be appropriate. Further, the Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available from the Company (or, in the Fund's discretion, from the Fund), and the Fund shall provide a copy of such SAI to any owner of a contract who requests

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such SAI an dot the Company in such quantities as the Company may reasonably request. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.3. The Fund shall provide to the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders for the Designated Portfolios in such quantity as the Company shall reasonably require for distributing to Contract owners. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.4     The Company shall:

          (i) solicit voting instructions from Contract owners;

         (ii) vote the shares of each Designated Portfolio in accordance with instructions received from Contract owners; and

        (iii) vote shares of each Designated Portfolio for which no instructions have been received in the same proportion as shares of such Designated Portfolio for which instructions have been received so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company reserves the right to vote shares of each Designated Portfolio held in any separate account in its own right, to the extent permitted by law.

3.5 The Company shall be responsible for assuring that each of its separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemption Order and consistent with any reasonable standards that the Fund has adopted or may adopt.

3.6 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, Section 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate from time to time with respect thereto. The Fund reserves the right, upon prior written notice to the Company (given at the earliest practicable time), to take all actions, including but not limited to, the dissolution, termination, merger and sale of all assets of the Fund or any Designated Portfolio upon the sole authorization of the Board, to the extent permitted by the laws of the Commonwealth of Massachusetts and the 1940 Act.

3.7 It is understood and agreed that, except with respect to information regarding the Fund, the Underwriter, the Adviser or Designated Portfolios provided in writing or approved by the Fund, the Underwriter or the Adviser, none of the Fund, the Underwriter or the Adviser is responsible for the content of the prospectus or statement of additional information for the Contracts.

                                ARTICLE IV
                      SALES MATERIAL AND INFORMATION

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or the Underwriter, each piece of sales literature or other promotional material ("sales literature") that the Company develops or

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uses in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, at least eight days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within eight business days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of such material, and no such material shall be used if the Fund or its designee so object.

4.2 The Company shall not give any information or make any representation or statement on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus, or SAI for the shares of the Designated Portfolios, as such registration statement, prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3 The Fund or the Underwriter shall furnish, or shall cause to be furnished, to the Company, each piece of sales literature that the Fund or the Underwriter develops or uses in which the Company and/or its Account is named, at least eight days prior to its use. No such material shall be used if the Company reasonably objects to such use within eight business days after receipt of such material. The Company reserves the right to reasonably object to the continued use of such material and no such material shall be used if the Fund or its designee so object.

4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account or the Contracts other than the information or representations contained in the registration statement or prospectus or statement of additional information for the Contracts, as such registration statement, prospectus or statement of additional information may be amended or supplemented from time to time, or in published reports for the Accounts which are public domain or approved by the Company for distribution to Contract owners, or in sales literature approved by the Company or its designee, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolios, reasonably promptly after the filing of such document(s) with the SEC or other regulatory authorities.

4.6 The Company will provide to the Fund at least one complete copy of all registration Statements, prospectuses, statements of additional information, shareholder reports, solicitations for voting instructions, sales literature, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Contracts or the Accounts and their investment in the Designated Portfolios, reasonably promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Agreement, the phrase "sales literature" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, electronic media, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article) and educational or training materials or other communications distributed or made generally available to some or all agents or employees.

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4.8     At the request of any party to this Agreement, any other party will make available to the requesting party's independent auditors all records, data and access to operating procedures that may reasonably be requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

                                 ARTICLE V
                            FEES AND EXPENSES

5.1 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund, except and as further provided in Schedule B. The Fund shall see to it that all shares of the Designated Portfolios are registered, duly authorized for issuance and sold in compliance with applicable federal securities laws and, if and to the extent deemed advisable by the Fund, in accordance with applicable state securities laws prior to their sale.

5.2 The parties hereto shall bear the expenses of typesetting, printing and distributing the Fund's prospectus, SAI, proxy materials and reports as provided in Schedule B.

5.3 Administrative services to variable Contract owners shall be the responsibility of the Company and shall not be the responsibility of the Fund, Underwriter or Adviser. The Fund recognizes the Company as the sole shareholder of shares of the Designated Portfolios issued under the Agreement.

5.4 The Fund shall not pay and neither the Adviser nor the Underwriter shall pay any fee or other compensation to the Company under this Agreement, although the parties will bear certain expenses in accordance with Schedule B and other provisions of this Agreement.

                                ARTICLE VI
                   DIVERSIFICATION AND QUALIFICATION

6.1 The Fund will invest the assets of each Designated Portfolio in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Internal Revenue Code of 1986, as amended ("Code") and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, the Fund represents that it will, with respect to each Designated Portfolio, comply with Section 817(h) of the Code and Treasury Regulation Section1.817.5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this
Article VI, the Fund will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the affected Designated Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation Section1.817.5.

6.2 The Fund represents that each Designated Portfolio is currently qualified (and for new Designated Portfolios, intends to qualify) as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that a Designated Portfolio might not so qualify in the future.

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6.3     The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund, the Adviser and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.


                             ARTICLE VII
                        POTENTIAL CONFLICTS

7.1 The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Designated Portfolio are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 The Company and the Adviser will report any potential or existing conflicts of which each is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. At least annually, and more frequently if deemed appropriate by the Board, the Company shall submit to the Adviser, and the Adviser shall submit at least annually submit to the Board, such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations imposed upon it by the conditions contained in the Shared Funding Exemption Order; and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Board. The responsibility to report such information and conflicts to the Board will be carried out with a view only to the interests of the contract owners.

7.3 If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and any other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, which may include another Designated Portfolio of the Fund, or submitting to a vote of all affected contract owners the question whether such segregation should be implemented and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

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7.4     If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in any Designated Portfolio and terminate this Agreement with respect to such Account provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. The Company shall bear the cost of any remedial action, including such withdrawal and termination. No penalty will be imposed by the Fund upon the affected Account for withdrawing assets from the Fund in the event of a material irreconcilable conflict. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolio.

7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the affected Designated Portfolio and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Designated Portfolios.

7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict; but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by
Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by a vote of a majority of affected Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw an Account's investment in any Designated Portfolio and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable material conflict as determined by a majority of the disinterested members of the Board.

7.7 If and to the extent the Shared Funding Exemption Order contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3,
7.4 and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Shared Funding Exemption Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of the Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Shared Funding Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shell continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                                ARTICLE VIII
                              INDEMNIFICATION

8.1     INDEMNIFICATION BY THE COMPANY.

     (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Underwriter and each of their officers, trustees and directors and each person, if any, who controls the Fund, the Adviser, the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Designated Portfolios or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus, or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund for use in the Registration Statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature for the Contracts (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

         (ii) arise out of or as a result of upon statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, SAI or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

       (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement);

        (v) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in any Registration Statement, prospectus, statement of additional information or sales literature of any Unaffiliated, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or otherwise pertain to or arise in connection with the availability of any Unaffiliated Fund as an underlying funding vehicle in respect of the Contracts; or

       (vi) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c).

    (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

    (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Company has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the shares of the Designated Portfolios or the Contracts or the operation of the Fund.

8.2     INDEMNIFICATION BY THE UNDERWRITER.

     (a) The Underwriter agrees to indemnify and hold harmless the Company and each of its officers, trustees and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Designated Portfolios or the Contracts and:

        (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus, or SAI of the Fund or sales literature of the Fund developed by the Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or its sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

       (ii) arise out of or as a result of upon statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, or sales literature for the Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

        (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

         (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c).

     (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

     (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Underwriter has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Underwriter shall be entitled to participate, at its own expense, in the defense of such action. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    (d) The Company agrees to promptly notify the Underwriter of the commencement of any material litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3     INDEMNIFICATION BY THE FUND

     (a) The Fund agrees to indemnify and hold harmless the Company and each of its officers, trustees and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operation of the Fund and:

          (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

         (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c).

     (b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter, the Adviser or the Accounts, whichever is applicable.

     (c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Fund shall be entitled to participate, at its own expense, in the defense of such action. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     (d) The Company, the Adviser and the Underwriter agree to notify the Fund promptly of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Designated Portfolios.

                                 ARTICLE IX
                               APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemption Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                 ARTICLE X
                                TERMINATION

10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party, for any reason with respect to any Designated Portfolio, by six (6) months' advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio based upon the Company's reasonable and good faith determination that shares of such Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or if shares of the Fund are not available to meet the requirements of the Contracts as determined by the Company. Prompt notice of the election to terminate for such cause shall be furnished by the Company. Termination shall be effective ten days after the giving of notice by the Company; or

     (c) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio if the shares of such Designated Portfolio are not registered, issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such shares to fund the Contracts issued or to be issued by the Company; or

     (d) termination by the Fund, the Adviser or Underwriter in the event that formal administrative proceedings are instituted against the Company by any affiliate of the NASD, the SEC, or the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the shares of a Designated Portfolio or the shares of any Unaffiliated Fund, provided, however, that the Fund, the Adviser or Underwriter determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

     (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund, the Adviser, Underwriter or, if applicable, a sub-adviser appointed by the Adviser to provide such advisory services to the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided, however, that the Company determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

     (f) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio in the event that such Designated Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or fail to comply with the
Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believe that such Designated Portfolio may fail to so qualify or comply; or

     (g) termination by the Fund, the Adviser or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

     (h) termination by any of the Fund, the Adviser or Underwriter by written notice to the Company, if any of the Fund, the Adviser or Underwriter, respectively, shall determine, in their sole judgement exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, insurance company rating or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (i) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgement exercised in good faith, that the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (j) at the option of Company, as one party, or the Fund, the Adviser and the Underwriter, as one party, upon the other party's material breach of any provision of this Agreement upon 30 days' notice and opportunity to cure.

10.2 EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of a Designated Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, the owners of the Existing Contracts may in such event be permitted to reallocate investments in the Designated Portfolio, redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any termination under Article VII and the effect of such Article VII termination shall be governed by Article VII or this Agreement. The parties further agree that this Section 10.2 shall not apply to any termination under Section 10.1(g) of the Agreement.

10.3 Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.


                                ARTICLE XI
                                 NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

   If to the Fund:
   Investor Fund Series
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


   If to the Company:
   The Lincoln National Life Insurance Co.
   1300 South Clinton Street
   Fort Wayne, Indiana 46802
   Attn: Kelly D. Clevenger


   If to the Adviser:
   Scudder Kemper Investments, Inc.
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


   If to the Underwriter:
   Kemper Distributors, Inc.
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


                               ARTICLE XII
                              MISCELLANEOUS

12.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.2 This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same Instrument.

12.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.4 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish any state insurance commissioner with any information or reports in connection with services provided under this Agreement that such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with state variable annuity laws and regulations and any other applicable law or regulations.

12.5 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.6 This Agreement or any of the rights or obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.7 All persons are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund with respect to a Designated Portfolio hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually, but are binding upon only the assets and property of such Designated Portfolio. All parties dealing with the Fund with respect to a Designated Portfolio shall look solely to the assets of such Designated Portfolio for the enforcement of any claims against the Fund hereunder.

                    [SIGNATURE PAGE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on behalf by its duly authorized officer and its seal to be hereunder affixed hereto as of the date specified below.

     COMPANY:                      The Lincoln National Life Insurance Company
                                   By: /s/ Kelly D. Clevenger
                                   Title: Vice President
                                   Date: 12/22/98

     FUND:                         Investors Fund Series
                                   /s/ signed but illegible
                                   Title: Vice President
                                   Date: 1/28/99

     ADVISER                       Scudder Kemper Investments, Inc.
                                   /s/ signed but illegible
                                   Title: Senior Vice President
                                   Date: 1/19/99

     UNDERWRITER                   Kemper Distributors, Inc.
                                   /s/ signed but illegible
                                   Title: President
                                   Date: 1/27/99

                                 SCHEDULE A

Name of Separate Account and Date
Established by Board of Directors

Lincoln National Life Insurance Variable Annuity Account N


Contracts Funded
By Separate Account

Delaware-Lincoln ChoicePlus Variable Annuity


Designated Portfolios

Kemper Small Cap Growth
Kemper Government Securities

                                 SCHEDULE B

                                  EXPENSES

  1. In the event the prospectus, SAI, annual report or other communication of the Fund is combined with a document of another party, the Fund will pay the costs based upon the relative number of pages attributable to the Fund.

              ITEM                       FUNCTION                            RESPONSIBLE PARTY
PROSPECTUS
Update                              Typesetting                         Fund (1)
          New Sales:                Printing                            Company
                                    Distribution                        Company
          Existing Owners:          Printing                            Fund (1)
                                    Distribution                        Fund (1)

STATEMENTS OF ADDITIONAL                 Same as Prospectus
INFORMATION

ANNUAL REPORTS & OTHER
COMMUNICATIONS WITH
SHAREHOLDERS OF THE FUND
All                                 Typesetting                         Fund(1)
          Marketing:                Printing                            Company
                                    Distribution                        Company

          Existing Owners:          Printing                            Fund (1)
                                    Distribution                        Fund (1)


OPERATIONS OF FUND                  All operations and related          Fund
                                    expenses, including the cost
                                    of registration and
                                    qualification of the Fund's
                                    shares, preparation and filing
                                    of the Fund's prospectus and
                                    registration statement, proxy
                                    materials and reports, the
                                    preparation of all statements
                                    and notices required by any
                                    federal or state law and all
                                    taxes on the issuance of the
                                    Fund's shares, and all costs
                                    of management of the business
                                    affairs of the Fund.


                                 PARTICIPATION AGREEMENT

                                          AMONG

                                  INVESTORS FUND SERIES

                            SCUDDER KEMPER INVESTMENTS, INC.
                                KEMPER DISTRIBUTORS, INC.

                                           and

                      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


THIS AGREEMENT, made and entered into as of this 30th day of October,1998 by and among The Lincoln National Life Insurance Company (hereinafter, the "Company"), an Indiana insurance company, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as an "Account"), Investors Fund Series, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter, the "Fund"), Scudder Kemper Investments, Inc. (hereinafter the "Adviser"), a Delaware corporation, and Kemper Distributors, Inc. (hereinafter the "Underwriter"), a Delaware corporation.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (hereinafter the "Variable Insurance Products") offered by insurance companies that have entered into participation agreements with the Fund (hereinafter "Participating Insurance Companies");

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets;

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission ("SEC") granting Participation Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (hereinafter the "1940 Act") and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (SEC Release No. IC-17164; File No. 812-7345; hereinafter the "Shared Funding Exemption Order");

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (hereinafter the "1933 Act");

WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws;

WHEREAS, the Company has registered or will register certain variable life insurance and variable annuity contracts supported wholly or partially by the Accounts (the "Contracts") under the 1933 Act, and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

WHEREAS, each Account is duly established and maintained as a separate account established by resolution of the Board of Directors of the Company, on the date shown for such Account on Schedule A hereto, to set aside and invests assets attributable to the aforesaid Contracts; and

WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act;

WHEREAS, the Underwriter is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement ("Designated Portfolios"), on behalf of the Accounts to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Fund ("Unaffiliated Funds") on behalf of the Accounts to fund the Contracts;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Adviser and the Underwriter agree as follows:

                             ARTICLE I.
                       SALE OF FUND SHARES

1.1 The Underwriter agrees to sell to the Company those shares of the Designated Portfolios that the Accounts order, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Designated Portfolios.

1.2 The Fund agrees to make shares of each Designated Portfolio available for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Fund calculates such Designated Portfolio's net asset value pursuant to rules of the SEC, and the Fund shall use reasonable efforts to calculate such net asset value by 6:30 p.m. New York time on each day when the New York Stock Exchange is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund ("Board") may refuse to sell shares of any Designated Portfolio, or suspend or terminate the offering of shares of any Designated Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Designated Portfolios.

1.3 The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies or their separate accounts. No shares of any Designated Portfolios will be sold to the general public. The Fund and the Underwriter will not sell shares of any Designated Portfolio to any insurance company or separate account unless an agreement containing provisions substantially the same as Sections 2.1, 3.4, 3.5 and 3.6 and
Article VII of this Agreement if in effect to govern such sales.

1.4 The Fund agrees to redeem, on the Company's request, any full or fractional shares of the Designated Portfolios held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption. The Fund will pay for net redemptions via federal funds wire transmitted by 2:00 p.m. New York time on the same day the Fund receives notice of redemption, except that the Fund reserves the right to suspend the right of redemption or postpone the date of payment or satisfaction upon redemption consistent with
Section 22(e)
of the 1940 Act and any rules thereunder, and in accordance with the procedures and policies of the Funds as described in the Fund's then current prospectus.

1.5 For purposes of Sections 1.1 and 1.4, the Company shall be the designee of the Fund for receipt of purchase and redemption orders from the Accounts and receipt by such designee shall constitute receipt by the Fund; provided that same Business Day, provided that the Company receives the order prior to the determination of net asset value as set forth in the Fund's then current prospectus and the Fund receives notice of such order by 10:00 a.m., New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading.

1.6 The Company agrees to purchase and redeem the shares of each Designated Portfolio offered by the Fund's then current prospectus in accordance with the provisions of such prospectus.

1.7 The Company shall pay for shares of a Designated Portfolio on the next Business Day after receipt of an order to purchase shares of such Designated Portfolio. Payment shall be in federal funds transmitted by wire by 2:00 p.m., New York time. If payment in federal funds for any purchase is not received or is received by the Fund after 2:00 p.m. New York time on such Business Day, the Company shall promptly, upon the Fund's request, reimburse the Fund for any charges, costs, fees, interest or other expenses incurred by the Fund in connection with any advances to, or borrowing or overdrafts by, the Fund, or any similar expenses incurred by the Fund, as a result of portfolio transactions effected by the Fund based upon such purchase request. For purposes of Section 2.8 and 2.9 hereof, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the company and shall become the responsibility of the Fund. The Fund will confirm receipt of each trade and the confirmation of each trade received by the Company via fax or e-mail by 1:00 p.m. New York time.

1.8 Issuance and transfer of the shares of a Designated Portfolio will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares of a Designated Portfolio ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account.

1.9 The Fund shall furnish same-day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on shares of the Designated Portfolios. The Company hereby elects to receive all such income, dividends, and capital gain distributions as are payable on shares of a Designated Portfolio in additional shares of that Designated Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends in cash. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions. The Fund shall use its best efforts to furnish advance notice of the day such dividends and distributions are expected to be paid.

1.10 The Fund shall make the net asset value per share for each Designated Portfolio available to the Company on a daily basis as soon as reasonably practicable after the net asset value per share is calculated (normally by 6:30 p.m. New York time), and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time.

1.11 The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the shares of the Designated Portfolios (and other Portfolios of the Fund) may be sold to other insurance companies (subject to Section 1.3 and Article VII hereof) and the cash value of the Contracts may be invested in other investment companies.


                                ARTICLE II.

                      REPRESENTATIONS AND WARRANTIES


2.1 The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued, offered for sale and sold in compliance in all material respects with all applicable federal and state laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements. The Company further represents and warrants that it is an insurance company duly organized and validly existing under applicable law and that it has legally and validly established each Account prior to the issuance or sale thereof as a separate account under the Indiana insurance laws and has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a separate account for the Contracts.

2.2 The Fund represents and warrants that shares of the Designated Portfolios sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares of the Designated Portfolios for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund after taking into consideration any state insurance law requirements that the Company advises the Fund may be applicable.

2.3 The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act, although it may make such payments in the future subject to applicable law.

2.4 The Fund makes no representation as to whether any aspect of its operation, including but not limited to, investments policies, fees and expenses, complies with the insurance and other applicable laws of the various states, except that the Fund represents that the investment policies, fees and expenses of the Designated Portfolios are and shall at all times remain in compliance with the applicable state insurance laws to the extent required to perform this Agreement. The Company will advise the Fund in writing as to any requirements of state insurance laws that affect the Designated Portfolios, and the Fund will be deemed to be in compliance with this Section 2.4 so long as the Fund complies with such advice of the Company.

2.5 The Fund represents that it is lawfully organized and validly existing as a business trust under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the shares of the Designated Portfolios in accordance with any applicable state and federal securities laws.

2.7 The Underwriter represents and warrants that it is and shall remain duly registered as an investment adviser under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable federal and state securities laws.

2.8 The Fund, the Adviser and the Underwriter represent and warrant that all their directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount no less than the minimum coverage required by Rule 17g-1 of the 1940 Act or such related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

2.9 The Company represents and warrants that all its directors, officers, employees, investment advisers, and other individuals or entities employed or controlled by the Company dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $20 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees that this bond or another bond containing these provisions will always be in effect, and agrees to notify the Fund, the Adviser and the Underwriter in the event that such coverage no longer applies.

2.10 The Company represents and warrants that all shares of the Designated Portfolios purchased by the Company will be purchased on behalf of one or more unmanaged separate accounts that offer interests therein that are registered under the 1933 Act and upon which a registration fee has been or will be paid; and the Company acknowledges that the Fund intends to rely upon this representation and warranty for purposes of calculating SEC registration fees payable with respect to such shares of the Designated Portfolios pursuant to Instruction B.5 to Form 24F-2 or any similar form or SEC registration fee calculation procedure that allows the Fund to exclude shares so sold for purposes of calculating its SEC registration fee. The company agrees to cooperate with the Fund on no less that an annual basis to certify as to its continuing compliance with this representation and warranty.

                                ARTICLE III.
                 PROSPECTUSES, STATEMENTS OF ADDITIONAL
                INFORMATION, AND PROXY STATEMENTS; VOTING

3.1 The Fund shall provide the Company with as many copies of the Fund's current prospectus for the Designated Portfolios as the Company may reasonably request. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for a Designated Portfolio is amended to) to have the prospectus for the Contracts and the for the Designated Portfolios printed together in one document. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.2 The Fund's prospectus shall disclose that (a) the Fund is intended to be a funding vehicle for all types of variable annuity and variable life insurance contracts offered by Participating Insurance Companies, (b) material irreconcilable conflicts of interest may arise, and (c) the Fund's Board will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what actions, if any, should be taken in response to such conflicts. The Fund hereby notifies the Company that disclosure in the prospectus for the Contracts regarding the potential risks of mixed and shared funding may be appropriate. Further, the Fund's prospectus shall state that the current Statement of Additional Information ("SAI") for the Fund is available from the Company (or, in the Fund's discretion, from the Fund), and the Fund shall provide a copy of such SAI to any owner of a contract oho requests such SAI an dot the Company in such quantities as the Company may reasonably request. Expenses with respect to the foregoing shall be borne as provided under Article V.

3.3. The Fund shall provide to the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders for the Designated Portfolios in such quantity as the Company shall reasonably require for distributing to Contract owners. Expenses with respect to the foregoing shall be borne as provided under
Article V.

3.4     The Company shall:

           (i)     solicit voting instructions from Contract owners;

           (iv) vote the shares of each Designated Portfolio in accordance with instructions received from Contract owners; and

           (v) vote shares of each Designated Portfolio for which no instructions have been received in the same proportion as shares of such Designated Portfolio for which instructions have been received so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company reserves the right to vote shares of each Designated Portfolio held in any separate account in its own right, to the extent permitted by law.

3.8 The Company shall be responsible for assuring that each of its separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Shared Funding Exemption Order and consistent with any reasonable standards that the Fund has adopted or may adopt.

3.9 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, Section 16(b). Further, the Fund will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate from time to time with respect thereto. The Fund reserves the right, upon prior written notice to the Company (given at the earliest practicable time), to take all actions, including but not limited to, the dissolution, termination, merger and sale of all assets of the Fund or any Designated Portfolio upon the sole authorization of the Board, to the extent permitted by the laws of the Commonwealth of Massachusetts and the 1940 Act.

3.10 It is understood and agreed that, except with respect to information regarding the Fund, the Underwriter, the Adviser or Designated Portfolios provided in writing or approved by the Fund, the Underwriter or the Adviser, none of the Fund, the Underwriter or the Adviser is responsible for the content of the prospectus or statement of additional information for the Contracts.

                              ARTICLE IV
                     SALES MATERIAL AND INFORMATION

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund or the Underwriter, each piece of sales literature or other promotional material ("sales literature") that the Company develops or uses in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, at least eight days prior to its use. No such material shall be used if the Fund or its designee reasonably objects to such use within eight business days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of such material, and no such material shall be used if the Fund or its designee so object.

4.2 The Company shall not give any information or make any representation or statement on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus, or SAI for the shares of the Designated Portfolios, as such registration statement, prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

4.3 The Fund or the Underwriter shall furnish, or shall cause to be furnished, to the Company, each piece of sales literature that the Fund or the Underwriter develops or uses in which the Company and/or its Account is named, at least eight days prior to its use. No such material shall be used if the Company reasonably objects to such use within eight business days after receipt of such material. The Company reserves the right to reasonably object to the continued use of such material and no such material shall be used if the Fund or its designee so object.

4.4 The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account or the Contracts other than the information or representations contained in the registration statement or prospectus or statement of additional information for the Contracts, as such registration statement, prospectus or statement of additional information may be amended or supplemented from time to time, or in published reports for the Accounts which are public domain or approved by the Company for distribution to Contract owners, or in sales literature approved by the Company or its designee, except with the permission of the Company.

4.5 The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Designated Portfolios, reasonably promptly after the filing of such document(s) with the SEC or other regulatory authorities.

4.6 The Company will provide to the Fund at least one complete copy of all registration Statements, prospectuses, statements of additional information, shareholder reports, solicitations for voting instructions, sales literature, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Contracts or the Accounts and their investment in the Designated Portfolios, reasonably promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Agreement, the phrase "sales literature" includes, but is not limited to, any of the following: advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, electronic media, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article) and educational or training materials or other communications distributed or made generally available to some or all agents or employees.

4.8 At the request of any party to this Agreement, any other party will make available to the requesting party's independent auditors all records, data and access to operating procedures that may reasonably be requested in connection with compliance and regulatory requirements related to this Agreement or any party's obligations under this Agreement.

                                  ARTICLE V
                             FEES AND EXPENSES

5.1 All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund, except and as further provided in Schedule B. The Fund shall see to it that all shares of the Designated Portfolios are registered, duly authorized for issuance and sold in compliance with applicable federal securities laws and, if and to the extent deemed advisable by the Fund, in accordance with applicable state securities laws prior to their sale.

5.2 The parties hereto shall bear the expenses of typesetting, printing and distributing the Fund's prospectus, SAI, proxy materials and reports as provided in Schedule B.

5.3 Administrative services to variable Contract owners shall be the responsibility of the Company and shall not be the responsibility of the Fund, Underwriter or Adviser. The Fund recognizes the Company as the sole shareholder of shares of the Designated Portfolios issued under the Agreement.

5.4 The Fund shall not pay and neither the Adviser nor the Underwriter shall pay any fee or other compensation to the Company under this Agreement, although the parties will bear certain expenses in accordance with Schedule B and other provisions of this Agreement.

                             ARTICLE VI
                 DIVERSIFICATION AND QUALIFICATION

6.1 The Fund will invest the assets of each Designated Portfolio in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Internal Revenue Code of 1986, as amended ("Code") and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, the Fund represents that it will, with respect to each Designated Portfolio, comply with Section 817(h) of the Code and Treasury Regulation Section1.817.5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this
Article VI, the Fund will take all reasonable steps (a) to notify the Company of such breach and (b) to adequately diversify the affected Designated Portfolio so as to achieve compliance within the grace period afforded by Treasury Regulation Section1.817.5.

6.2 The Fund represents that each Designated Portfolio is currently qualified (and for new Designated Portfolios, intends to qualify) as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that a Designated Portfolio has ceased to so qualify or that a Designated Portfolio might not so qualify in the future.

6.3 The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund, the Adviser and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future. The Company agrees that any prospectus offering a contract that is a "modified endowment contract" as that term is defined in
Section 7702A of the Code (or any successor or similar provision), shall identify such contract as a modified endowment contract.


                                  ARTICLE VII
                              POTENTIAL CONFLICTS

7.1 The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Designated Portfolio are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance contract owners; (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 The Company and the Adviser will report any potential or existing conflicts of which each is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. At least annually, and more frequently if deemed appropriate by the Board, the Company shall submit to the Adviser, and the Adviser shall submit at least annually submit to the Board, such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations imposed upon it by the conditions contained in the Shared Funding Exemption Order; and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Board. The responsibility to report such information and conflicts to the Board will be carried out with a view only to the interests of the contract owners.

7.3 If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and any other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (a) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Designated Portfolio and reinvesting such assets in a different investment medium, which may include another Designated Portfolio of the Fund, or submitting to a vote of all affected contract owners the question whether such segregation should be implemented and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

7.4 If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund's election, to withdraw the affected Account's investment in any Designated Portfolio and terminate this Agreement with respect to such Account provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. The Company shall bear the cost of any remedial action, including such withdrawal and termination. No penalty will be imposed by the Fund upon the affected Account for withdrawing assets from the Fund in the event of a material irreconcilable conflict. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of such Designated Portfolio.

7.5 If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the affected Designated Portfolio and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the effective date of such termination the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Designated Portfolios.

7.6 For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict; but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by
Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by a vote of a majority of affected Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw an Account's investment in any Designated Portfolio and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable material conflict as determined by a majority of the disinterested members of the Board.

7.7 If and to the extent the Shared Funding Exemption Order contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3,
7.4 and 7.5 of this Agreement, then the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with the Shared Funding Exemption Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of the Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Shared Funding Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4 and 7.5 of this Agreement shell continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

                               ARTICLE VIII
                             INDEMNIFICATION

8.1     INDEMNIFICATION BY THE COMPANY.

        (a) The Company agrees to indemnify and hold harmless the Fund, the Adviser, the Underwriter and each of their officers, trustees and directors and each person, if any, who controls the Fund, the Adviser, the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Designated Portfolios or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus, or statement of additional information for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Fund for use in the Registration Statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature for the Contracts (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

          (ii) arise out of or as a result of upon statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, SAI or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished to the Fund by or on behalf of the Company; or

          (iv) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement);

          (v) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in any Registration Statement, prospectus, statement of additional information or sales literature of any Unaffiliated, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or otherwise pertain to or arise in connection with the availability of any Unaffiliated Fund as an underlying funding vehicle in respect of the Contracts; or

          (vi) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c).

     (b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

    (c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Company has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Company to such party of the Company's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     (d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the shares of the Designated Portfolios or the Contracts or the operation of the Fund.

8.2 INDEMNIFICATION BY THE UNDERWRITER.

     (a) The Underwriter agrees to indemnify and hold harmless the Company and each of its officers, trustees and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Designated Portfolios or the Contracts and:

          (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, prospectus, or SAI of the Fund or sales literature of the Fund developed by the Underwriter (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or its sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or shares of the Designated Portfolios; or

          (ii) arise out of or as a result of upon statements or representations (other than statements or representations contained in the Registration Statement, prospectus, SAI or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or persons under its authorization or control, with respect to the sale or distribution of the Contracts or shares of the Designated Portfolios; or

          (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectus, or sales literature for the Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund; or

          (iv) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

          (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c).

     (b) The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

     (c) The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Underwriter has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Underwriter shall be entitled to participate, at its own expense, in the defense of such action. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified

Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Underwriter to such party of the Underwriter's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

    (d) The Company agrees to promptly notify the Underwriter of the commencement of any material litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

8.3 INDEMNIFICATION BY THE FUND

     (a) The Fund agrees to indemnify and hold harmless the Company and each of its officers, trustees and directors and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities, joint or several (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the operation of the Fund and:

          (i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

          (ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c).

     (b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter, the Adviser or the Accounts, whichever is applicable.

     (c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service upon any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability that it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Fund has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Fund shall be entitled to participate, at its own expense, in the defense of such action. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action and to settle the claim at its own expense provided, however, that no settlement shall, without the Indemnified Parties' written consent, include any factual stipulation referring to the Indemnified Parties or their conduct. After notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

     (d) The Company, the Adviser and the Underwriter agree to notify the Fund promptly of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Designated Portfolios.

                               ARTICLE IX
                             APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.

9.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, the Shared Funding Exemption Order) and the terms hereof shall be interpreted and construed in accordance therewith.

                                ARTICLE X
                               TERMINATION

10.1. This Agreement shall continue in full force and effect until the first to occur of:

     (a) termination by any party, for any reason with respect to any Designated Portfolio, by six (6) months' advance written notice delivered to the other parties; or

     (b) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio based upon the Company's reasonable and good faith determination that shares of such Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or if shares of the Fund are not available to meet the requirements of the Contracts as determined by the Company. Prompt notice of the election to terminate for such cause shall be furnished by the Company. Termination shall be effective ten days after the giving of notice by the Company; or

     (c) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio if the shares of such Designated Portfolio are not registered, issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such shares to fund the Contracts issued or to be issued by the Company; or

     (d) termination by the Fund, the Adviser or Underwriter in the event that formal administrative proceedings are instituted against the Company by any affiliate of the NASD, the SEC, or the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the shares of a Designated Portfolio or the shares of any Unaffiliated Fund, provided, however, that the Fund, the Adviser or Underwriter determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

     (e) termination by the Company in the event that formal administrative proceedings are instituted against the Fund, the Adviser, Underwriter or, if applicable, a sub-adviser appointed by the Adviser to provide such advisory services to the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, provided, however, that the Company determines in its sole judgement exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

     (f) termination by the Company by written notice to the Fund, the Adviser and the Underwriter with respect to any Designated Portfolio in the event that such Designated Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or fail to comply with the
Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believe that such Designated Portfolio may fail to so qualify or comply; or

     (g) termination by the Fund, the Adviser or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

     (h) termination by any of the Fund, the Adviser or Underwriter by written notice to the Company, if any of the Fund, the Adviser or Underwriter, respectively, shall determine, in their sole judgement exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, insurance company rating or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (i) termination by the Company by written notice to the Fund, the Adviser and the Underwriter, if the Company shall determine, in its sole judgement exercised in good faith, that the Fund, the Adviser or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

     (j) at the option of Company, as one party, or the Fund, the Adviser and the Underwriter, as one party, upon the other party's material breach of any provision of this Agreement upon 30 days' notice and opportunity to cure.

10.2 EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of a Designated Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, the owners of the Existing Contracts may in such event be permitted to reallocate investments in the Designated Portfolio, redeem investments in the Designated Portfolios and/or invest in the Designated Portfolios upon the making of additional purchase payments under the Existing Contracts. The parties agree that this
Section 10.2 shall not apply to any termination under Article VII and the effect of such Article VII termination shall be governed by Article VII or this Agreement. The parties further agree that this Section 10.2 shall not apply to any termination under Section 10.1(g) of the Agreement.

10.3 Notwithstanding any termination of this Agreement, each party's obligation under Article VIII to indemnify the other parties shall survive.

                                ARTICLE XI
                                 NOTICES

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

   If to the Fund:
   Investor Fund Series
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


   If to the Company:
   The Lincoln National Life Insurance Co.
   1300 South Clinton Street
   Fort Wayne, Indiana 46802
   Attn: Kelly D. Clevenger


   If to the Adviser:
   Scudder Kemper Investments, Inc.
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


   If to the Underwriter:
   Kemper Distributors, Inc.
   222 South Riverside Plaza
   Chicago, IL  60606
   Attn:  Secretary


                                 ARTICLE XII
                                MISCELLANEOUS

12.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.2 This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same Instrument.

12.3 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

12.4 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish any state insurance commissioner with any information or reports in connection with services provided under this Agreement that such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with state variable annuity laws and regulations and any other applicable law or regulations.

12.5 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.6 This Agreement or any of the rights or obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

12.7 All persons are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, all of which on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund with respect to a Designated Portfolio hereunder are not binding upon any of the trustees, officers or shareholders of the Fund individually, but are binding upon only the assets and property of such Designated Portfolio. All parties dealing with the Fund with respect to a Designated Portfolio shall look solely to the assets of such Designated Portfolio for the enforcement of any claims against the Fund hereunder.

                    [SIGNATURE PAGE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on behalf by its duly authorized officer and its seal to be hereunder affixed hereto as of the date specified below.

         COMPANY:                  The Lincoln National Life Insurance Company
                                   By: /s/ Kelly D. Clevenger
                                   Title: Vice President
                                   Date: 12/22/98

         FUND:                     Investors Fund Series
                                   /s/ signed but illegible
                                   Title: Vice President
                                   Date: 1/28/99

         ADVISER                   Scudder Kemper Investments, Inc.
                                   /s/ signed but illegible
                                   Title: Senior Vice President
                                   Date: 1/19/99

         UNDERWRITER               Kemper Distributors, Inc.
                                   /s/ signed but illegible
                                   Title: President
                                   Date: 1/27/99

                               SCHEDULE A

Name of Separate Account and Date
Established by Board of Directors

Lincoln National Life Insurance Variable Annuity Account N


Contracts Funded
By Separate Account

Delaware-Lincoln ChoicePlus Variable Annuity


Designated Portfolios

Kemper Small Cap Growth
Kemper Government Securities

                                SCHEDULE B

                                 EXPENSES

   1. In the event the prospectus, SAI, annual report or other communication of the Fund is combined with a document of another party, the Fund will pay the costs based upon the relative number of pages attributable to the Fund.

                ITEM                         FUNCTION                       RESPONSIBLE PARTY
PROSPECTUS
Update                                   Typesetting                            Fund (1)
            New Sales:                   Printing                               Company
                                         Distribution                           Company

            Existing Owners:             Printing                               Fund (1)
                                         Distribution                           Fund (1)


STATEMENTS OF ADDITIONAL               Same as Prospectus
INFORMATION

ANNUAL REPORTS & OTHER
COMMUNICATIONS WITH SHAREHOLDERS
OF THE FUND
All                                      Typesetting                            Fund (1)
             Marketing:                  Printing                               Company
                                         Distribution                           Company

             Existing Owners:            Printing                               Fund (1)
                                         Distribution                           Fund (1)


OPERATIONS OF FUND                       All operations and related             Fund
                                         expenses, including the cost
                                         of registration and
                                         qualification of the Fund's
                                         shares, preparation and filing
                                         of the Fund's prospectus and
                                         registration statement, proxy
                                         materials and reports, the
                                         preparation of all statements
                                         and notices required by any
                                         federal or state law and all
                                         taxes on the issuance of the
                                         Fund's shares, and all costs of
                                         management of the business
                                         affairs of the Fund.

                              SUPPLEMENT TO PARTICIPATION AGREEMENT
                                 DATED AS OF OCTOBER 30TH, 1998
                         (as amended and supplemented from time to time)

                                             AMONG

                     DWS VARIABLE SERIES II (formerly Investors Fund Series)
                          DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
                           (formerly Scudder Kemper Investments, Inc.)
                               DWS INVESTMENTS DISTRIBUTORS, INC.
                              (formerly Kemper Distributors, Inc.)

                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Company")

                                              AND
                           LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK,
                                  A New York insurance company
   (Both The Lincoln National Life Insurance Company and Lincoln Life & annutiy
        Company of New York herein referred to collectively as the "Companies")


WHEREAS, pursuant to a Participation Agreement ( the "Agreement') dated October 30, 1998, the DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Investment Distributors, Inc., The Lincoln National Life Insurance Company and/or their predecessors in interest agreed to certain rights and responsibilities relative to the offering of fund shares; and

WHEREAS, the parties desire to offer fund shares to be purchased by certain Separate Accounts sponsored by Lincoln Life & Annuity Company of New York on behalf of owners of certain variable annuity contracts; and

WHEREAS, the parties desire amend the Agreement to add an additional Designated Portfolio to be available for purchase by the Companies on behalf of the sponsored Separate Accounts and variable annuity contracts;

NOW, THEREFORE, in consideration of mutual promises and representations it is agreed as follows:

1. The parties agree that effective December 15, 2008, Lincoln Life & Annuity Company of New York is added as a party to the Agreement, with the same rights and responsibilities under the Agreement as The Lincoln National Life Insurance Company.

2. Schedule A of the Agreement is amended and replaced with the new Schedule A which is attached to this Agreement.

Except as amended hereby, the Agreement remains in full force and effect in accordance with its terms.

                                [Signatures Follow]

IN WITNESS WHEREOF, each of the parties has caused this Supplement to be executed in its name and on its behalf by its duly authorized representative as of December 15, 2008.

   COMPANIES                   The Lincoln National Life Insurance Company

                               By:  /s/ Daniel R. Hayes
                               Name: Daniel R. Hayes
                               Title: Vice President

                               Lincoln Life & Annuity Company of New York

                               By:  /s/ Daniel R. Hayes
                               Name: Daniel R. Hayes
                               Title: Vice President


   FUND                        DWS Variable Series II

                               By:  /s/ Michael G. Clark
                               Name: Michael G. Clark
                               Title: President


   ADVISER                     Deutsche Investment Management Americas Inc.

                               By: /s/ Michael Colon
                               Name: Michael Colon
                               Title:  Chief Operating Officer

                               By:  /s/ John Ashley
                               Name: John Ashley
                               Title:  Director


   UNDERWRITER                 DWS Investments Distributors, Inc.

                               By: /s/ Philipp Hensler
                               Name:  Philipp Hensler
                               Title: Managing Director, Chairman of the Board


                               By:  /s/ Thomas E. Winnick
                               Name:  Tom Winnick
                               Title: Managing Director & President

                                        SCHEDULE A

NAME OF SEPARATE ACCOUNTS AND
DATE ESTABLISHED BY BOARD OF DIRECTORS

Lincoln National Variable Annuity Account C                        June 3, 1981
Lincoln Life Variable Annuity Account L                          April 29, 1996
Lincoln Life & Annuity Variable Annuity Account L                 July 24, 1996
Lincoln Life Variable Annuity Account N                        November 3, 1997
Lincoln New York Account N for Variable Annuities                March 11, 1999
Lincoln Life Variable Annuity Account Q                        November 3, 1997
Lincoln Life Variable Life Account M                          December 17, 1997
Lincoln Life Variable Life Account R                          December 23, 1997
Lincoln Life Variable Life Account S                          December 24, 1999
Lincoln Life Variable Life Account Z                              July 30, 2003
Lincoln Life & Annuity Variable Life Account M                December 17, 1997
Lincoln Life & Annuity Variable Life Account Z                    June 21, 2006
LLANY Variable Life Account R                                 February 11, 1998
LLANY Variable Life Account S                                    March 12, 1999



CONTRACTS FUNDED BY SEPARATE ACCOUNT

Lincoln ChoicePlus                                      MultiFund(R) 1-4 Individual Variable Annuity
Lincoln ChoicePlus Access                               MultiFund(R) 5 Individual Variable Annuity
Lincoln ChoicePlus Bonus                                MultiFund(R) Select Individual Variable Annuity
Lincoln ChoicePlus II                                   MultiFund(R) Group Variable Annuity
Lincoln ChoicePlus II Access                            Group Variable Annuity (GVA)
Lincoln ChoicePlus II Bonus
Lincoln ChoicePlus II Advance
Lincoln ChoicePlus Assurance (A Share/Class)            Lincoln VULcv-IV
Lincoln ChoicePlus Assurance (A Share/Class)            Lincoln VULdb-IV
  i4LIFE(R)Advantage                                    Lincoln AssetEdge(sm) VUL
Lincoln ChoicePlus Assurance (B Share)                  Lincoln VULone2007
Lincoln ChoicePlus Assurance (B Class)                  Lincoln SVULone2007
Lincoln ChoicePlus Assurance (B Share/Class)            Lincoln VULone
  i4LIFE(R)Advantage                                    Lincoln VULone2005
Lincoln ChoicePlus Assurance (C Share)                  Lincoln SVUL-IV
Lincoln ChoicePlus Assurance (L Share)                  Lincoln PreservationEdge(sm) SVUL
Lincoln ChoicePlus Assurance (Bonus)                    Lincoln SVULone
Lincoln ChoicePlus Design                               Lincoln Corporate Variable 5
Lincoln ChoicePlus Design i4LIFE(R)Advantage            Lincoln Corporate Commitment VUL
                                                        Private Placement VUL

DESIGNATED PORTFOLIOS

                                                     Class
DWS Alternative Asset Allocation Plus VIP              A
DWS Alternative Asset Allocation Plus VIP              B